UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 4, 2026
FASTLY, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38897	27-5411834
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

475 Brannan Street, Suite 300
San Francisco, CA 94107
(Address of principal executive offices) (Zip code)
(844) 432-7859
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.00002 par value	“FSLY”	Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 4, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of Fastly, Inc. (the “Company”) approved the appointment of KPMG LLP (“KPMG”), as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. As of the date of this report, KPMG is in the process of its standard client evaluation procedures and has not accepted the engagement. During the Company’s two most recent fiscal years (fiscal years ended December 31, 2025 and 2024), respectively, neither the Company nor anyone on its behalf consulted KPMG regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Also on March 4, 2026, the Company, with the approval of the Audit Committee, dismissed Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm.

Deloitte’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s fiscal years ended December 31, 2025 and 2024, respectively, there were no (i) disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference thereto in its reports covering the Company’s consolidated financial statements for such periods and (ii) reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K), except for the disclosure of the material weakness in the Company's internal controls over financial reporting as disclosed in Part II, Item 9A of the Company's Annual Report on Form 10-K for the year ended December 31, 2024. As of December 31, 2025, the Company has concluded that this material weakness has been remediated.

This reportable event was discussed among the Audit Committee and Deloitte. Deloitte has been authorized by the Company to respond fully to the inquiries of KPMG, the successor independent registered public accounting firm, concerning this reportable event.

The Company provided Deloitte with a copy of the foregoing disclosures and requested that Deloitte furnish a letter addressed to the SEC stating whether it agrees with the above disclosures and, if not, stating the respects in which it does not agree. A copy of Deloitte’s letter to the SEC, dated March 5, 2026, which confirms agreement with the above disclosures, attached as Exhibit 16.1 hereto.

Item 9.01     Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter of Deloitte & Touche LLP dated as of March 5, 2026.
104	Cover page Interactive Data File, formatted in inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FASTLY, INC.

Dated:	March 5, 2026	By:	/s/ Richard Wong
Richard Wong
Chief Financial Officer